UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 31, 2016

Belden Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-12561	36-3601505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Brentwood Boulevard, 15th Floor

St. Louis, Missouri 63105

(Address of Principal Executive Offices, including Zip Code)

(314) 854-8000

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Belden Inc. (Belden, the Company, us, we, or our) is filing this Current Report on Form 8-K to recast certain prior period amounts to conform with the segment reporting changes made in the quarter ended April 3, 2016 in connection with realignment that affected two of our segments, Broadcast Solutions and Enterprise Connectivity Solutions, as well as to disclose the retrospective adoption of new accounting guidance adopted in the quarter ended April 3, 2016, with respect to the financial information contained in our Annual Report on Form 10-K for the year ended December 31, 2015.

To capitalize on the adoption of IP technology and accelerate our penetration of the commercial audio-video market, we transferred responsibility of audio-video cable and connectors from our Broadcast Solutions segment to our Enterprise Connectivity Solutions segment effective January 1, 2016.

Effective January 1, 2016 we retrospectively adopted Accounting Standards Update No. 2015-03, Interest – Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs (ASU 2015-03), which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The standard is effective for fiscal years beginning after December 15, 2015. Adoption of this new guidance had no impact on our results of operations.

The rules of the Securities and Exchange Commission require that when a registrant prepares, on or after the date a registrant reports an accounting change such as the changes noted above, a new registration, proxy or information statement (or amends a previously filed registration, proxy, or information statement) that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect these types of changes. Accordingly, the Company is filing this Form 8-K to recast our consolidated financial statements for each of the three years in the period ended December 31, 2015, to reflect the changes in segment reporting as described above, and to recast our consolidated balance sheets to reflect the adoption of ASU 2015-03. The updates do not represent a restatement of previously issued financial statements. The recast information of Items contained in the Company’s 2015 Form 10-K is presented in Exhibits 99.1, 99.2, 99.3, and 99.4 to this Form 8-K.

The information included in this Form 8-K is presented for informational purposes only in connection with the reporting changes described above and does not amend or restate our audited consolidated financial statements, which were included in our 2015 Form 10-K. This Form 8-K does not reflect events occurring after we filed our 2015 Form 10-K and does not modify or update the disclosures herein in any way, other than to illustrate the realignment of our organizational structure and the retrospective application of recently adopted accounting guidance as described above. For significant developments which have occurred subsequent to the filing of the 2015 Form 10-K, refer to our Quarterly Report on Form 10-Q for the quarter ended April 3, 2016.

Item 9.01. Financial Statements and Exhibits

The following exhibits are filed with this document.

Exhibit Number	Description of Exhibit

23.1	Consent of Ernst & Young LLP

99.1	Updates, where applicable, to Part I, Item 1. Business, from Belden’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 25, 2016

99.2	Updates, where applicable, to Part II, Item 6. Selected Financial Data, from Belden’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 25, 2016

99.3	Updates, where applicable, to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from Belden’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 25, 2016

99.4	Updates, where applicable, to Part II, Item 8. Financial Statements and Supplementary Data, from Belden’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 25, 2016

99.5	Updates, where applicable, to Part IV, Item 15. Exhibits and Financial Statement Schedules, from Belden’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 25, 2016

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation

101.DEF	XBRL Taxonomy Extension Definition

101.LAB	XBRL Taxonomy Extension Label

101.PRE	XBRL Taxonomy Extension Presentation

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Signature

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BELDEN INC.

By	/s/ DOUGLAS R. ZINK
Douglas R. Zink
Vice President and Chief Accounting Officer

Date: May 31, 2016

Index to Exhibits

Exhibit Number	Description of Exhibit

23.1	Consent of Ernst & Young LLP

99.1	Updates, where applicable, to Part I, Item 1. Business, from Belden’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 25, 2016

99.2	Updates, where applicable, to Part II, Item 6. Selected Financial Data, from Belden’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 25, 2016

99.3	Updates, where applicable, to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from Belden’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 25, 2016

99.4	Updates, where applicable, to Part II, Item 8. Financial Statements and Supplementary Data, from Belden’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 25, 2016

99.5	Updates, where applicable, to Part IV, Item 15. Exhibits and Financial Statement Schedules, from Belden’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 25, 2016

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation

101.DEF	XBRL Taxonomy Extension Definition

101.LAB	XBRL Taxonomy Extension Label

101.PRE	XBRL Taxonomy Extension Presentation